SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
August 6, 2010
(Date of Report)
CNA SURETY CORPORATION
(Exact name of Registrant as specified in its charter)
1-13277
(Commission File No.)

Delaware	36-4144905
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

333 S. Wabash Ave. Chicago, Illinois	60604
(Address of principal executive offices)	(Zip code)
(312) 822-5000
(Registrant’s telephone number, include area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Following an internal reorganization which resulted in a realignment of certain of his duties, Senior Vice President Thomas Pottle has decided to leave CNA Surety Corporation. Mr. Pottle’s employment is expected to terminate on November 26, 2010 following an orderly transition of his duties. CNA Surety Corporation and Mr. Pottle are in the process of negotiating a general release and settlement agreement, the details of which will be included in a future 8-K filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNA SURETY CORPORATION (Registrant)
By:	/s/ Rosemary Quinn
Rosemary Quinn
Senior Vice President, Secretary and General Counsel

Dated:	August 6, 2010